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                                                                    EXHIBIT 10.7


                        FIRST AMENDMENT TO NOTE AGREEMENT

         THIS FIRST AMENDMENT TO NOTE AGREEMENT (this "Amendment") is entered into by and among ACR Group, Inc., a Texas corporation (the "Parent"), ACR Supply, Inc., a Texas corporation ("ACR Supply"), Total Supply, Inc. f/k/a Fabricated Systems, Inc., a Texas corporation ("Total Supply"), Heating and Cooling Supply, Inc., a Nevada corporation ("Heating"), West Coast HVAC Supply, Inc., a Texas corporation ("West Coast"), and The Catalyst Fund, Ltd., a Texas limited partnership (with its respective successors and assigns as holders of the Note (as hereinafter defined) herein called the "Lender"), amending that certain Note Agreement dated effective May 26, 1993 by and among Parent, ACR Supply, Heating, Total Supply and Lender (the "Agreement"). Except as otherwise specifically indicated, the term "Agreement" shall include not only the Agreement but also the Amendment. All capitalized terms contained herein shall have the same meanings as ascribed to them in the Agreement, except as otherwise defined herein.

         ACR Supply, Total Supply, Heating, and West Coast are sometimes collectively referred to herein as the "Borrowing Subsidiaries."

                               W I T N E S S E T H

         WHEREAS, West Coast desires to expand its operations and requires additional capital to undertake such expansion; and

         WHEREAS, West Coast intends to purchase all of the operating assets of A.C.H. Supply, Inc., a California corporation ("ACH") (such acquisition being referred to as the "ACH Acquisition"), and desires to borrow the amount of $450,000 from Lender to assist it in consummating the ACH Acquisition; and

         WHEREAS, the Lender is willing to make a loan to West Coast to assist it in making the ACH Acquisition; and

         WHEREAS, West Coast has authorized the issue of a Promissory Note in the original principal amount of $450,000 (the "West Coast Note"; the West Coast Note and the Notes shall be referred to herein collectively as the "Notes" and singularly as the "Note").

         WHEREAS, the Lender desires to acquire the West Coast Note and to make a loan to West Coast thereunder; and



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First Amendment to Note Agreement


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         WHEREAS, the Parent, the Borrowing Subsidiaries and the Lender desire to amend certain sections of the Agreement to reflect the foregoing;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

         1. Section 1.1 of the Agreement shall be supplemented and added thereto is the following:

                  1.1 Terms Defined. As used in this Agreement, the following terms have the respective meanings set forth below or set forth in the Section or paragraph following such term:

                           Subject Document - any of the Agreement, the
Amendment, the Notes, the West Coast Note, the Security Agreements, the ACR Supply Confirmation of Security Agreement, the Total Supply Confirmation of Security Agreement, the Heating Confirmation of Security Agreement, the West Coast Security Agreement, the Warrant, the Registration Rights Agreement, the Stock Pledge Agreement, the Parent Guaranty, the Parent Confirmation of Guaranty, the ACR Supply Guaranty, the ACR Supply Confirmation of Guaranty, the Total Supply Guaranty, the Total Supply Confirmation of Guaranty, the Heating Guaranty, the Heating Confirmation of Guaranty, the West Coast Guaranty, and other documents, instruments, and certificates delivered or to be delivered pursuant to the foregoing or in connection with the transactions contemplated thereby, as amended from time to time as permitted thereby.

         2. Section 2.2(a) of the Agreement is hereby amended by deleting the first sentence thereof and substituting the following sentence:

         (a) As of March 31, 1997, the authorized capital stock of the Parent consisted solely of 25,000,000 shares of common stock, $.01 par value, of which 10,371,555 such shares were issued and outstanding, and 2,000,000 shares of preferred stock, of which none of such shares were issued and outstanding.

         3. Section 2.2(b) of the Agreement shall be supplemented and added thereto is the following additional sentence at the end of Section 2.2(b):

         The authorized capital stock of West Coast consists of 1,000,000 shares of common stock, $.01 par value, of which 100,000 shares are issued and outstanding; all of the issued and outstanding capital stock of West Coast is owned by Parent.


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         4. Section 2.11 of the Agreement shall be supplemented and added thereto is the following additional sentence at the end of Section 2.11:

         West Coast shall use the proceeds of the West Coast Note to assist in funding the ACH Purchase.

         5. Section 3.1 of the Agreement is hereby supplemented by adding thereto the following:

         3.1 A. Commitment; Closing Date. On the basis of the representations and warranties set forth herein, the Lender shall purchase from West Coast, and West Coast shall issue and sell to the Lender, the West Coast Note at a price equal to 100% of the principal amount thereof. Delivery of the West Coast Note will be made at the offices of Boyer, Ewing & Harris, Inc., at 9 Greenway Plaza, Suite 3100, Houston, Texas, against payment therefor by wire or other transfer of immediately available funds in the amount of $450,000 to an account designated by West Coast, on execution hereof (the " New Closing Date").

         6. Section 3.2 is hereby supplemented by adding thereto the following:

         3.2 A. Lender's Conditions. The Lender's obligation to purchase the West Coast Note on the New Closing Date pursuant to Section 3.1A shall be subject to the satisfaction or waiver by it in writing of the following conditions precedent:

                  (a) Representations and Warranties True - each of the representations and warranties made by the Borrowers in this Agreement, any other Subject Document, or any certificate delivered pursuant hereto or thereto shall be true and complete on the Closing Date with the same effect as though made on and as of such date.

                  (b) Compliance with this Agreement - each of Borrowers shall have performed and complied with all agreements and conditions on its part required to be performed or complied with pursuant to this Agreement and the other Subject Documents on or before the New Closing Date.

                  (c) No Material Effect - no event shall have occurred and no condition shall exist that has resulted or, in the Lender's good-faith judgment, will result in a Material Effect.

                  (d) Officers' Certificates - the Lender shall have received Officers' Certificates from each of the Borrowers dated the New Closing Date certifying that (i)



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         the conditions specified in Section 3.2A(a) and A(b) have been fulfilled, and (ii) no event has occurred and no condition exists that has resulted or, in such Person's good-faith judgment, will result in a Material Effect.

                  (e) Secretary's Certificates - the Secretary of each of the Borrowers shall have executed and delivered to the Lender (i) certified copies of such Borrower's Organizational Documents and of resolutions of such Borrower's board of directors and, if required by such Borrower's Organizational Documents or otherwise, its Securities' holders authorizing such Borrower's execution, delivery, and performance of this Agreement, the Amendment, the West Coast Note, and the other Subject Documents to which it is or is to become a party, which resolutions shall provide that they may be relied upon by the Lender unless the Lender is notified subsequent to the Closing Date by such Borrower to the contrary, and (ii) a certificate of incumbency dated the New Closing Date with respect to each individual executing this Agreement, the West Coast Note, or any other Subject Document on such Borrower's behalf.

                  (f) West Coast Note - West Coast shall have executed and delivered to the Lender the West Coast Note dated the New Closing Date in the principal amount of $450,000.

                  (g) ACR Supply Security Agreement and Financing Statements -
         (i) ACR Supply shall have executed and delivered to the Lender a Confirmation of Security Agreement together with as many executed copies as may be required by the Lender of all financing statements required to be filed and all registrations required to be noted to perfect the Liens created pursuant thereto, (ii) the Lender shall have received evidence that such financing statements have been filed in the jurisdictions requested by the Lender, and (iii) ACR Supply shall have delivered to the Lender all parts of the Collateral required to be delivered to the Lender in order to perfect the Liens created pursuant to such Security Agreement.

                  (h) Total Supply Security Agreement and Financing Statements -
         (i) Total Supply shall have executed and delivered to the Lender a Confirmation of Security Agreement together with as many executed copies as may be required by the Lender of all financing statements required to be filed and all registrations required to be noted to perfect the Liens created pursuant thereto, (ii) the Lender shall have received evidence that such financing statements have been filed in the jurisdictions requested by the Lender, and (iii) Total Supply shall have delivered to the Lender all parts of the Collateral required to be delivered to the Lender in order to perfect the Liens created pursuant to such Security Agreement.




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                  (i) Heating Security Agreement and Financing Statements - (i)
         Heating shall have executed and delivered to the Lender a Confirmation of Security Agreement together with as many executed copies as may be required by the Lender of all financing statements required to be filed and all registrations required to be noted to perfect the Liens created pursuant thereto, (ii) the Lender shall have received evidence that such financing statements have been filed in the jurisdictions requested by the Lender, and (iii) Heating shall have delivered to the Lender all parts of the Collateral required to be delivered to the Lender in order to perfect the Liens created pursuant to such Security Agreement.

                  (j) West Coast Security Agreement and Financing Statements -
         (i) West Coast shall have executed and delivered to the Lender a Security Agreement together with as many executed copies as may be required by the Lender of all financing statements required to be filed and all registrations required to be noted to perfect the Liens created pursuant to thereto, (ii) the Lender shall have received evidence that such financing statements have been filed in the jurisdictions requested by the Lender, and (iii) West Coast shall have delivered to the Lender all parts of the Collateral required to be delivered to the Lender in order to perfect the Liens created pursuant to such Security Agreement.

                  (k) Opinion of Counsel - Robert D. Remy, counsel for the Borrowers, shall have delivered to the Lender an opinion in form and substance reasonably satisfactory to the Lender and the Lender's counsel.

                  (l) Proceedings Satisfactory - all proceedings taken in connection with the issuance and sale of the New Notes and all Subject Documents shall be reasonably satisfactory to the Lender and the Lenders' counsel, and the Lender and the Lenders' counsel shall have received copies of such closing documents as they may reasonably request in connection therewith, all in form and substance satisfactory to the Lender and the Lender's counsel.

                  (m) Capital Contributions - All stockholders of each of the Borrowers shall have made all capital contributions required to be made with respect to their interests in such Borrower, pursuant to such Borrower's Organizational Documents or otherwise.

                  (n) Insurance - (i) the Borrowers shall have delivered to the Lender a certificate which summarizes all insurance maintained by the Borrowers with respect to their respective Properties and businesses, including, without limitation, liability, worker's compensation, health and medical, property and casualty insurance, and (ii)



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         the Parent shall have delivered to the Lender evidence satisfactory to the Lender that it has secured the "key man" policies required by
         Section 6.15 and caused the Lender to be named a "loss payee" thereunder as provided in Section 6.15.

                  (o) Due Diligence - the Lender shall be satisfied in its sole discretion with the results of its due diligence review of the Properties, operations, and business (existing and prospective) of the Borrowers.

                  (p) Small Business Administration Documents - the Borrowers shall have delivered to the Lender such Small Business Administration compliance documents as the Lender may reasonably request.

                  (q) Confirmation of Stock Pledge Agreement - the Parent shall have executed and delivered to the Lender a Confirmation of Stock Pledge Agreement and all of the shares of stock of the Borrowing Subsidiaries to be delivered to the Lender pursuant thereto in the form required by such Confirmation of Stock Pledge Agreement.

                  (r) Confirmation of Parent Guaranty - the Parent shall have executed and delivered to the Lender a Confirmation of Guaranty Agreement.

                  (s) Confirmation of ACR Supply Guaranty - ACR Supply shall have executed and delivered to the Lender a Confirmation of Guaranty Agreement.

                  (t) Confirmation of Total Supply Guaranty - Total Supply shall have executed and delivered to Lender a Confirmation of Guaranty Agreement.

                  (u) Confirmation of Heating Guaranty - Heating shall have executed and delivered to the Lender a Confirmation of Guaranty Agreement.

                  (v) West Coast Guaranty - West Coast shall have executed and delivered to the Lender a Guaranty Agreement.

         7. Section 3.5 is hereby supplemented in its entirety, and added thereto is the following:

                  3.5 A. Expenses. The Borrowers promptly shall pay the following expenses relating to this Agreement and the transactions contemplated by the Subject Documents:

                           (a) all reasonable expenses relating to the
                  negotiation, execution and delivery of, and any amendments, waivers, or consents with respect to, this



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                  Amendment, the West Coast Note, and the other Subject
                  Documents, including, without limitation, the reasonable fees and expenses of Boyer, Ewing & Harris Incorporated, the Lender's counsel; and

                           (b) all reasonable expenses relating to the
                  enforcement of the rights of the Lender (including all Persons constituting the Lender if there are more than one) under this Agreement and the Amendment, the Notes, and the other Subject Documents.

The Lender at its option may apply a portion of the purchase price of the New Notes to the payment of any such amounts owed and past due as of such time. Each of the Borrowers shall indemnify and hold harmless the Lender from any and all such reasonable expenses and any claims, damages, disputes or other losses or costs (including, without limitation, reasonable attorneys' fees) arising from such expenses.

         8. Section 4.2 of the Agreement is hereby supplemented by adding a new subsection (g) as follows:

         "(g) West Coast. Interest on the West Coast Note at the rate of 12 1/2% per annum shall be due and payable in monthly installments, the first installment of interest to become due and payable beginning May 26, 1997, and continuing regularly and monthly thereafter on the same day of every month through and including August 26, 1999. Principal is payable in monthly installments of $18,750 plus accrued interest, with additional payments of principal in a like amount on the first day of each month thereafter commencing on September 26, 1999 together through and including August 26, 2001. Interest computed on the unpaid principal balance is payable monthly as it accrues on the same dates as and in addition to principal. Interest will be calculated on the unpaid principal balance to the date of each payment. Prepayments will be credited first to the accrued but unpaid interest, and then to installments of unpaid principal in the inverse order of maturity.

         9. Section 4.3 of the Agreement is hereby amended by deleting the first sentence and substituting therefore the following:

                  As of any Business Day, but only if a Borrowing Subsidiary shall have notified Lender specifying the date therefor no earlier than the 30th day and no later than the 14th day before such date, such Borrowing Subsidiary may prepay all or part of the principal amount outstanding under its respective Note; provided, however, that any partial prepayment shall be an aggregate amount of at least $100,000; and provided



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         further, that in the event of a partial prepayment after a Default or an Event of Default has occurred and is continuing, Lender shall not be deemed to have waived such Default or Event of Default or otherwise limited in any manner its rights or remedies with respect thereto.

         10. The Parties hereto acknowledge and agree that the financial covenants contained in Section 6.9 of the Agreement have been changed pursuant to that certain Memorandum from Ron Nixon of the Lender to Tony Maresca of the Borrower dated as of October 7, 1996 which Borrower acknowledges and agrees to be bound by such Memorandum by its execution of this Amendment (the "New Covenants"). The Parties agree that: Section 6.9 of the Agreement is hereby supplemented in its entirety and added is the following (i) the Times Interest Earned number for May 31, 1999 contained in Section 6.9(a) of the New Covenants shall also be required for February 28, 2000 and February 28, 2001; (ii) the NIBT number for May 31, 1999 contained in Section 6.9(b) of the New Covenants shall also be required for August 31, 1999, November 30, 1999, February 28, 2000, May 31, 2000, August 31, 2000, November 30, 2000, and February 28, 2001;
(iii) the Parent's consolidated net book value of tangible assets number for May 31, 1999 contained in Section 6.9(c) of the New Covenants shall also be required for August 31, 1999, November 30, 1999, February 28, 2000, May 31, 2000, August 31, 2000, November 30, 2000, and February 28, 2001; and (iv) the Debt to Worth Ratio number for May 31, 1999 contained in Section 6.9(d) of the New Covenants shall also be required for August 31, 1999, November 30, 1999, February 28, 2000, May 31, 2000, August 31, 2000, November 30, 2000, and February 28, 2001;
and (v) the Parent's consolidated current ratio number for May 31, 1999 contained in Section 6.9(e) of the New Covenants shall also be required for August 31, 1999, November 30, 1999, February 28, 2000, May 31, 2000, August 31,
2000, November 30, 2000, and February 28, 2001.

         11. Section 6.15 of the Agreement is hereby deleted in its entirety and substituted therefor is the following:

                  6.15 Insurance. The Borrowers will maintain insurance in full force and effect with insurance companies of recognized standing on all of its properties of an insurable nature in such manner and amounts and against such casualties and contingencies as similar assets are customarily insured by companies of established reputation which own similar assets. The Borrowers shall also maintain in full force and effect with insurance companies of recognized standing general liability, worker's compensation, health, medical, and such other insurance as is customarily maintained by companies that own assets similar to the Borrowers' and as may be reasonably requested by the Lender in amounts reasonably requested by the Lender. In addition, the Parent will secure and pay for "key man" insurance policies covering Alex Trevino, Jr., which policy shall (i) be in the amount of $1,000,000 and name the Parent as beneficiary thereunder; provided, however, that the amount of such key man life insurance


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can be reduced from time to time so long as the amount of such life insurance is always equal to or greater than the aggregate outstanding principal balance of the Notes at any given point in time, (ii) be collaterally assigned to the Lender on terms acceptable to the Lender, (iii) provide for a minimum of 30 days' prior written notice to the Lender of any cancellation, and (iv) have a guaranteed renewal period of at least six years from the New Closing Date. As of the closing of the transactions contemplated by this Amendment, the Borrowers will deliver to the Lender a written summary of all insurance held by the Borrowers. Additionally, at any time and from time to time, the Borrowers will furnish evidence of all insurance required by this Section 6.15 to the Lender upon request by the Lender.

         12. The Parties hereby acknowledge and agree that, in accordance with the provisions of the Agreement, all representations, warranties or covenants made by the Borrowing Subsidiaries in the Agreement, and all obligations of the Borrowing Subsidiaries thereunder, shall survive the execution of this Amendment and shall terminate upon the final payment due under the Notes. The Parent and the Borrowing Subsidiaries hereby certify that all of the representations, warranties and covenants are true and correct as of the New Closing Date and that there are no and have not been any defaults thereunder.

         13. All of the other terms and conditions contained in the Agreement shall remain in full force and effect except as otherwise specifically amended hereby.



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         IN WITNESS WHEREOF, the Parent, the Borrowing Subsidiaries and Lender
have duly executed this First Amendment to Note Agreement effective as of the 14th day of April, 1997.

                                        PARENT

                                        ACR GROUP, INC.,
                                        a Texas corporation


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------


                                        BORROWING SUBSIDIARIES

                                        ACR SUPPLY, INC.,
                                        a Texas corporation


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------

                                        TOTAL SUPPLY, INC. f/k/a
                                        FABRICATED SYSTEMS, INC.,
                                        a Texas corporation


                                        By:
                                           --------------------------------
                                        Name:
                                             ------------------------------
                                        Title:
                                              -----------------------------








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                                       HEATING AND COOLING SUPPLY, INC.
                                       a Nevada corporation



                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------


                                       WEST COAST HVAC SUPPLY, INC.,
                                       a Texas corporation



                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------


                                       LENDER


                                       THE CATALYST FUND, LTD.,
                                       a Texas limited partnership



                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
                                             -----------------------------



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